UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 15, 2023

AGEAGLE AERIAL SYSTEMS INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36492	88-0422242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8201 E. 34th Cir N
Wichita, Kansas	67226
(Address of Principal Executive Offices)	(Zip Code)

(620) 325-6363

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UAVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment to Current Report on Form 8-K (this “Form 8-K/A”) is being filed by AgEagle Aerial Systems Inc. (the “Company”) solely for the purpose of filing a legal opinion as an exhibit to that certain Current Report on Form 8-K originally filed with the Securities and Exchange Commission (“SEC”) on November 16, 2023 (the “Original Form 8-K”).

Item 7.01 Regulation FD Disclosure

As disclosed in the Original Form 8-K, the Company received certain written notices (the “Investor Notices”) on November 15, 2023 from an existing shareholder of the Company (the “Investor”) which is a party to the Securities Purchase Agreement with the Company, dated June 26, 2022 (the “Original Purchase Agreement”) and certain institutional and accredited investors (the “Assignees”) to whom the Investor has assigned certain Additional Investment Right (as defined in the Original Purchase Agreement) pursuant to an Assignment, Waiver and Amendment Agreement (the “Assignment Agreement”) of even date. Pursuant to these Investor Notices, the Company sold to the Investor and the Assignees 1,850 shares of Series F 5% Convertible Preferred Stock (“November Additional Series F Preferred”) convertible into 14,835,605 shares of Common Stock (the “Conversion Shares”) at a conversion price of $0.1247 per share and warrants (the “November Additional Warrants”) to purchase up to 14,835,605 shares of our Common Stock an exercise price of $0.1247 per share for an aggregate purchase price of $1,850,000. The November Additional Warrants have a three-year term, and are being issued in a concurrent private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and have not been registered under the Securities Act, or applicable state securities laws.

As also disclosed in the Original Form 8-K, the Company entered into a Securities Purchase Agreement with certain accredited investors (the “Common Stock Investors”) pursuant to which the Company sold to the Common Stock Investors 1,500,000 shares of Common Stock (the “Common Shares”) at $0.10 per share for an aggregate purchase price of $150,0000.

The November Additional Series F Preferred, the Conversion Shares and the Common Shares will be issued pursuant to a prospectus supplement to be filed with the Commission on or about November 17, 2023 and the prospectus included in the Company’s Registration Statement on Form S-3 (Registration No. 333-252801), which was filed with the Commission on April 23, 2021 and was declared effective on May 6, 2021. The Company is filing with this Current Report an opinion of counsel in connection with the offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Sherman & Howard L.L.C. dated November 16, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2023

AGEAGLE AERIAL SYSTEMS INC.

By:	/s/ Barrett Mooney
Name:	Barrett Mooney
Title:	Chief Executive Officer

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